PRUDENTIAL PREMIER ADVISOR

Applicable to contracts with applications signed from 03/15/2010 – 02/24/2013
Applicable to contracts with applications signed from 02/25/2013 – 02/09/2014 (02/25/2013 – 03/23/2014 in CA)
Applicable to contracts with applications signed on or after 02/10/2014 (03/24/2014 in CA)

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated July 24, 2026
to Prospectuses dated May 1, 2026
This Supplement should be read in conjunction with the current Prospectus ("Prospectus”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statements of Additional Information.
This Supplement describes a change to your Prospectus.
Effective immediately, in the section titled “General Description of Contracts” in the subsection titled “Market Value Adjustment Options,” the final sentence is replaced in its entirety with the following:
“For more information on how the amount of the Market Value Adjustment is determined and the formulas used to calculate it, please see the Statement of Additional Information.”

If you have any questions, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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